SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement |_| Confidential, For Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2)

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ACCUHEALTH,INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Character)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.              Title of each class of securities to which transaction applies:

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2.              Aggregate number of securities to which transaction applies:

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3.              Per unit price or other underlying value of
                transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4.              Proposed maximum aggregate value of transaction:

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5.              Total fee paid:

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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

1.              Amount previously Paid:

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2.              Form, Schedule or Registration Statement no.:

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3.              Filing Party:

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4.              Date Filed:

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

                                ACCUHEALTH, INC.
                             1575 Bronx River Avenue
                              Bronx, New York 10460


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 22, 1998

         The Annual Meeting of Shareholders of Accuhealth, Inc. (the "Company") will be held on October 22, 1998, at 8:00 A.M. local time at the offices of Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, New York 10036, for the following purposes:


     1. To elect each of three persons to serve as a director of a class to hold office until the 2001 Annual Meeting of Shareholders;

     2. To consider and vote upon the approval of the Accuhealth, Inc. 1998 Stock Option Plan;

     3. To ratify the selection of Marcum & Kliegman LLP as the Company's auditors for the fiscal year ending March 31, 1999; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 30, 1998, as the record date to determine the shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders.

     You are cordially invited to attend the Annual Meeting.

                              By Order of the Board of Directors

                              Prisco J. DeMercurio
                              Secretary


October 7, 1998

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO INSURE THAT YOUR SHARES ARE VOTED.

                                ACCUHEALTH, INC.
                             1575 Bronx River Avenue
                              Bronx, New York 10460


                                 PROXY STATEMENT


                                     GENERAL

     This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation of proxies by the Board of Directors of Accuhealth, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th Floor, New York, New York 10036, on Thursday, October 22, 1998, at 8:00 A.M. local time (the "Annual Meeting"), and for any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice of Meeting"). This proxy statement, the accompanying proxy card and the 1998 Annual Report are first being sent to holders of the Company's Common Stock and Preferred Stock on or about October 13, 1998.

     In an effort to have as large a representation at the Annual Meeting as possible, proxy solicitations may be made in person or by telephone by directors, officers and employees of the Company, without added compensation. The Company will bear the entire cost of soliciting proxies hereunder and, upon request, will reimburse nominees for their reasonable out-of-pocket expenses in sending proxy materials to beneficial owners.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO INSURE THAT YOUR SHARES ARE VOTED.


                        RECORD DATE AND VOTING SECURITIES

     Only shareholders of record as at the close of business on September 30, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. On the record date there were issued and outstanding 3,644,498 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and 1,350,000 shares of the Company's 6% Cumulative Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"). Each outstanding share of Common Stock and Preferred Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The holders of a majority of the aggregate of the outstanding Common Shares and Preferred Shares (the "Shares") shall constitute a quorum.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth existing ownership as of September 30, 1998, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock, (ii) each nominee for director, (iii) each director, (iv) each current executive officer named in the Summary Compensation Table below and (v) all officers and directors as a group, and the percentage of the outstanding shares of Common Stock represented thereby.

                                       Amount of Nature
              Name of                   of Beneficial
         Beneficial Owner(1)             Ownership(1)        Percent of Class(2)
----------------------------------    ---------------------  -------------------

Glenn C. Davis                               356,947(3)(4)           10.3
c/o Accuhealth, Inc.
1575 Bronx River Ave.
Bronx, New York, 10460

Stanley Goldstein                            373,822(3)(5)           10.8
c/o Accuhealth, Inc.
1575 Bronx River Ave.
Bronx, New York, 10460

Donald B. Louria, M.D.                        29,500(6)                *

Special Situation Fund III, L.P.             628,529(7)              17.0
153 East 53 Street
New York, New York 10022

Penfield Partners, L.P.                      289,439(8)               8.4
153 East 53 Street
New York, New York 10022

Special Situations Cayman Fund, L.P.         218,887(9)               6.4
153 East 53 Street
New York, New York 10022

Corbett A. Price                             25,360(10)                *

Sally Hernandez-Pinero                       13,500(11)                *

CMNY Capital II, L.P.                       309,251(12)               8.8

Jeffrey S. Freed                                461,883              14.09

Linda Barkin                                    233,048               7.1

Robert Giaquinto                                444,432              13.6

E. Virgil Conway                             30,385(13)                *

All Directors and Executive Officers as   1,390,419(14)              36.85
a Group (10 persons)

-----------------------

*    Percentage of shares beneficially owned does not exceed 1% of the class.

(1) As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of the shares) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Percent of class assumes issuance of the shares subject to currently exercisable options and shares issuable upon the conversion of 6% Preferred Stock, as well as an equivalent increase in the number of shares outstanding.

(3)  Includes  140,000  and  120,000  shares  issuable   pursuant  to  currently
     exercisable stock options for Messrs. Davis and Goldstein, respectively.

(4) Includes 50,000 shares issuable upon conversion of 50,000 shares of 6% Preferred Stock.

(5) Includes 78,000 shares issuable upon conversion of 78,000 shares of 6% Preferred Stock.

(6) Includes 22,500 shares issuable pursuant to currently exercisable stock options and 7,000 shares owned directly or in trust for the benefit of members of Dr. Louria's family.

(7) Includes 203,524 shares owned of record and beneficially and 425,000 shares issuable upon conversion of 425,000 shares of 6% Preferred Stock.

(8) Includes 101,990 shares owned of record and beneficially and 187,500 shares issuable upon conversion of 187,500 shares of 6% Preferred Stock.

(9) Includes 81,387 shares owned of record and beneficially and 137,500 shares issuable upon conversion of 137,500 shares of 6% Preferred Stock.

(10) Includes 1,860 shares owned of record and beneficially, 10,000 shares issuable upon conversion of 10,000 shares of 6% Preferred Stock, and 13,500 shares issuable pursuant to currently exercisable stock options.

(11) Includes 13,500 shares issuable pursuant to currently exercisable stock options.

(12) Includes 59,251 shares owned of record and beneficially and 250,000 shares issuable upon conversion of 250,000 shares of 6% Preferred Stock.

(13) Includes 6,885 shares owned of record and beneficially, 10,000 shares issuable upon conversion of 10,000 shares of 6% preferred stock and 13,500 shares issuable pursuant to currently exercisable stock options.

(14) Includes 894,419 shares owned of record and beneficially, 348,000 shares issuable pursuant to currently exercisable stock options, and 148,000 shares issuable upon conversion of 6% Preferred Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The filing of Forms 3, 4 and 5 (and amendments thereto) by directors and officers of the Company and by beneficial owners of more than 10% of its outstanding Common Stock, during or with respect to the prior fiscal year was inadvertently delayed.

                                    PART III

ITEM 11.  EXECUTIVE COMPENSATION

                         REPORT OF THE COMPENSATION AND
                 NOMINATIONS COMMITTEE ON EXECUTIVE COMPENSATION

     Glenn C. Davis, the President and Chief Executive Officer of the Company, is employed pursuant to an employment agreement (see COMPENSATION OF DIRECTORS AND OFFICERS -- Employment Agreement). The Board of Directors renewed Mr. Davis's employment agreement, approved a $25,000 increase in his base salary and granted Mr. Davis 62,500 shares of the Company's Common Stock, in light of the Company's improved financial performance for fiscal year 1998, and its desire to provide an inducement to Mr. Davis to focus on the long-term growth and profitability of the Company in the discharge of his duties. Factors considered in determining Mr. Davis's bonus included the Company's success in diversifying its core home care business, in strengthening its competitive position in the home care marketplace, and in bringing the Company's expenses into line with revenues.

                                Submitted by

                                Sally Hernandez-Pinero and E. Virgil Conway.
                                Compensation and Nominations Committee

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares cumulative total return (assuming an investment of $100 on April 1, 1993) of the Company, the NASDAQ Market Index, a group of peer companies selected by the Company (the "New Peer Group"), and a group of companies presented in the stock performance graph in the Company's 1997 annual proxy statement (the "Old Peer Group"). The members of the New Peer Group, all of which engage in the home care and/or infusion business, include: the Company, The Care Group, Inc., Community Care Services, Inc., Healthcor Holdings, Inc., Home Health Corporation of American, Inc., Infu-Tech, Inc., National Home Health Care, Inc., New York Home Health Care, Inc., Transworld Healthcare, Inc. and U.S. Hoecake Corp. The Company has determined that the New Peer Group provides a more useful measure of the Company's five-year performance than the Old Peer Group due to the greater similarity between the businesses, products, services and relevant markets of the Company and the New Peer Group. The members of the Old Peer Group are: Coram Healthcare Corp., Health Professionals, Inc., Income Health, Inc., Maxicare Health Plans, Inc., Mid Atlantic Medical Services, Inc. and Olsten Corp. The price of the Company's common stock represented as of March 31, 1994 is extrapolated due to the suspension of trading in the Company's stock on March 1, 1993, which suspension ended on November 15, 1994.

[The graphical representation of the performance graph was inserted here.]

[Following is the tabular representation of performance graph:



                                               Cummulative Total Return
                              ---------------------------------------------------------
                               3/93      3/94      3/95      3/96      3/97      3/98

ACCUHEALTH, INC.              100.00     25.00     44.44     25.00     41.67     30.56
NEW PEER GROUP                100.00     69.94    189.72    153.97    150.75     77.36
OLD PEER GROUP                100.00    142.87    161.45    162.48     97.87     82.74
NASDAQ STOCK MARKET (U.S.)    100.00    107.94    120.07    163.03    181.20    274.99]

Proposal 1.     ELECTION OF DIRECTORS

     The Company's Board consists of eight directors, divided into three classes, consisting respectively of three, two and three directors. The three current nominees are proposed to be elected at the Annual Meeting for a term of three years. Proxies cannot be voted for more than three persons.

     The Board of Directors has nominated Stanley Goldstein, who currently serves as director of the class whose term will expire at the 1998 Annual Meeting, and two new nominees, Dr. Jeffrey Freed and Howard Landis (the "Nominees"). The Board of Directors unanimously elected Messrs. Freed and Landis to serve as directors of the Company at a meeting of the Board held on June 25, 1998.

     The Board of Directors has no reason to expect that the Nominees will be unable to stand for election. In the event that a vacancy among the original nominees occurs prior to the Annual Meeting, the persons named as proxies or their substitutes may nominate and may vote for other persons in their discretion.

     It is the intent of the persons named as proxies to vote Shares represented by proxies for the election of each Nominee, unless authority to so vote has been withheld or a contrary specification made. Proxies cannot be voted for a greater number of persons than the number of Nominees named in this Proxy Statement.

     Listed below are the executive officers and directors of the Company at September 30, 1998:


                                                                  Annual meeting
                                                                     at which
                         Officer or                                  Term will
       Name           Director Since   Age           Position          Expire
-------------------- --------------- -------  -------------------- -------------

E. Virgil Conway            1994        67           Director           1999

Glenn C. Davis              1994        50  President, Chief Executive  2000
                                               Officer and Director

Stanley Goldstein           1994        63       Chairman and Director  1998

Donald B. Louria, MD        1994        68          Director            2000

Sally Hernandez-Pinero      1994        44          Director            2000

Corbett A. Price            1994        47          Director            1999

Howard Landis               1998        44          Director         New nominee

Jeffrey S. Freed, MD        1998        53    Director, Executive    New nominee
                                                 Vice President

Prisco J. DeMercurio        1997        47    Senior Vice President -     --
                                             Finance, Chief Financial
                                                    Officer

Mary Comerford              1998       43         Executive Vice          --
                                                 Chief Operating
                                                     Officer

     Set forth below are brief summaries of the business experience of the persons who were directors as of September 30, 1998:

     E. Virgil Conway chairs the Company's Audit and Stock Option Committees and was elected a director on April 29, 1994. Mr. Conway is a member of the Executive and Compensation and Nominations Committees. Since May 16, 1995, he has served as Chairman of the Board of the Metropolitan Transportation Administration of the City of New York and, from 1989 to 1996, he served as Chairman of the Audit Committee of the City of New York. From 1992 until July 1995, Mr. Conway served as Chairman of the Financial Accounting Standards Advisory Council. From 1968 through 1988, Mr. Conway served as Chairman and Chief Executive Officer and as a director of the Seamen's Bank for Savings, FSB. From 1986 until 1989, Mr. Conway also served as Vice Chairman of Seamen's Corporation. From 1967 to 1968, Mr. Conway served as an Executive Vice President and Trustee at the Manhattan Savings Bank. From 1964 to 1967, Mr. Conway served as First Deputy Superintendent of Banks of the State of New York and Secretary of the New York State Banking Board. Mr. Conway specializes in financial consulting. Mr. Conway serves on several corporate boards, including Union Pacific Corporation, Con Edison, HRE, a real estate investment trust, Trism, Inc., a specialized trucking firm, and mutual funds managed by Phoenix Home Life.

     Glenn C. Davis became President of Accuhealth Home Care, Inc. in December 1993, and became a director, Chief Executive Officer and President of the Company on February 3, 1994. Mr. Davis is a member of the Executive Committee. Mr. Davis served as the Treasurer of the Company from April 29, 1994 until August 5, 1994. From June 1993 until June 30, 1995, Mr. Davis was a general partner of Capstone Management Company, an investment partnership engaged principally in the initiation, acquisition and management of businesses in the health care industry. Mr. Davis is a certified public accountant. From 1980 until January 1993, Mr. Davis was a partner with Coopers & Lybrand, an international accounting and consulting firm.

     Stanley Goldstein was elected Chairman of the Company's Board of Directors on April 29, 1994. Mr. Goldstein has been a private investor from 1981 until the present. Mr. Goldstein is Chairman of the Executive Committee. From June 1993 until June 30, 1995, Mr. Goldstein was a general partner of Capstone Management Company, an investment partnership engaged principally in initiation, acquisition and management of businesses in the health care industry. Mr. Goldstein is a certified public accountant. From 1964 until 1981, Mr. Goldstein was the founder and Managing Partner of Goldstein Golub Kessler & Company, Certified Public Accountants. Mr. Goldstein serves on the boards of directors of Security Mutual Life Insurance Company and Security Equity Life Insurance Company.

     Donald B. Louria, M.D., M.A.C.P. was elected a director on April 29, 1994. He is a member of the Professional Conduct Committee. Dr. Louria has been a Professor and Chairman of the Department of Preventive Medicine and Community Health of the University of Medicine and Dentistry of New Jersey- New Jersey Medical School from July 1969 until the present. Over the same period, among other appointments, Dr. Louria has served as a consultant in Infectious Diseases to Memorial Hospital for Cancer and Allied Diseases and, from 1971 until the present, has served on the Consultant Medical Staff in Infectious Diseases at St. Michael's Medical Center in Newark, New Jersey.

     Sally B. Hernandez-Pinero was elected a director on September 20, 1994. She chairs the Compensation and Nominations Committee and also serves on the Professional Conduct Committee. Ms. Hernandez-Pinero is Managing Director of the Fannie Mae American Communities Fund. Ms. Hernandez- Pinero previously was a member of the law firm of Kalkines Arky Zall & Bernstein, where she was primarily engaged in public finance, housing and economic development projects, low income tax credit syndications and intergovernmental relations. Ms. Hernandez-Pinero served as Chairwoman of the New York City Housing Authority from February 1992 to January 1994. In that position she had direct operational responsibility for the nation's largest public housing program with 325 developments housing over 600,000 people, a staff of 16,000 and a budget of $1.45 billion. From January 1990 to February 1992, Ms. Hernandez-Pinero was Deputy Mayor for Finance and Economic Development, in which position she designed and supervised the development and implementation of business, industrial and commercial development policies for the City of New York. From January 1988 to January 1990 she served as Commissioner/Chairwoman of the Board of Directors of the Financial Services Corporation of New York City where she developed and implemented the course of action and priorities for that agency's economic development programs. Prior to January 1988, Ms. Hernandez-Pinero served as Deputy Borough President of Manhattan; General Counsel to the State of New York Mortgage Agency, and was an attorney with a number of community development and legal service organizations. Ms. Hernandez- Pinero is a director of Consolidated Edison Corporation, the Dime Savings Bank and National Income Realty Trust.

     Corbett A. Price was elected a director on September 20, 1994. Mr. Price is a member of the Professional Conduct and Audit Committees. He is the Chairman and Chief Executive Officer of KURRON, a New York based health care management company which Mr. Price founded in January 1990. KURRON specializes in the rehabilitation of distressed hospitals and health care systems. Mr. Price began his career in health care management in 1975 at the Hospital Corporation of America, where he served as a Vice President from 1983 to 1989. As head of Hospital Corporation of America's Mid-Atlantic Division, he directed the operations of approximately twenty hospitals in four states and the District of Columbia. Mr. Price has advised the governments of Mexico, Barbados and Jamaica on health care delivery systems and facilities.

     Howard C. Landis was elected a director of the Company on June 25, 1998 pursuant to an agreement between the Company and RFE Investment Partners V, L.P. ("R.E.") pursuant to which RFE purchased a convertible subordinated note issued by the Company in the amount of $5 million.. Since 1980, Mr. Landis has been employed by R.E. Management Corp., an investment manager of private equity investment funds. Since 1983 Mr. Landis has been a general partner of the private equity funds managed by RFE Management Corp.

     Prisco J. DeMercurio joined the Company as Senior Vice President of Finance and Administration in September 1997. From 1994 to 1996, Mr. DeMercurio was President and Chief Operating Officer of The Dolphin Agency, a provider of internet specific applications and web sites. From 1990 to 1993, Mr. DeMercurio served as president of Film Microelectronics, Inc., a custom microelectronics manufacturer supplying high-end commercial, aerospace and military users with thick and thin film products. Mr. DeMercurio is a Certified Public Accountant.

     Jeffrey S. Freed, M.D. became Executive Vice President of the Company in April 1998, in which capacity he directs Strategic Planning and Development for the Company. Before joining the Company, Dr. Freed was a founder of and the President and Chief Executive Officer of Healix HealthCare, Inc., ("Healix") which was acquired by the Company in April 1998. Dr. Freed is a practicing surgeon and Associate Clinical Professor of Surgery at the Mt. Sinai School of Medicine. Dr. Freed is Chairman of the Scientific Advisory Board of Biotite, Inc., an intravenous solution research and development company.

     Mary E. B. Comerford, R.N. has been Chief Operating Officer of the Company since April 1998. Ms. Comerford was a founder and the Chief Operating Officer of Healix. From 1986 to 1993, Ms. Comerford held a number of senior level positions with Home Intensive Care, Inc., a national home health care company.

Board Meetings and Committees

     During the fiscal year ended March 31, 1998, the Company had the following committees of the Board of Directors:

     Audit Committee. The Audit Committee is presently comprised of two non-employee directors: E. Virgil Conway and Corbett A. Price. The Committee reviews the engagement and independence of the Company's independent auditors, reviews fees payable to and correspondence with the auditors, serves as a conduit to the Board for reporting on the conduct and results of the audit, including any irregularities that may be detected in the audit, and discusses with the auditors their report and any significant issues arising in the course of the audit. The Audit Committee met four times during the fiscal 1998.

     Compensation and Nominations Committee. The Compensation and Nominations Committee, which met one time during fiscal 1998, consists of two non-employee directors: E. Virgil Conway and Sally Hernandez-Pinero. The Committee reviews, approves and makes recommendations to the Board with respect to the Company's compensation policies, practices and procedures to ensure that such policies, practices and procedures contribute to the success of the Company. The Compensation and Nominations Committee also makes recommendations to the Board with respect to prospective nominees to the Board. The Committee will consider nominees recommended by security-holders, which recommendations should be furnished in writing to the Chairman of the Committee at the Company's principal office.

     Stock Option Committee. The members of the Stock Option Committee are E. Virgil Conway (Chairman) and Stanley Goldstein. The Stock Option Committee administers the Company's 1988 Stock Option Plan and, subject to stockholder approval of the plan, will administer the Company's 1998 Stock Option Plan. The Stock Option Committee held one meeting during fiscal 1998.

     Executive Committee. The Executive Committee consists of three directors, Stanley Goldstein (Chairman), Glenn C. Davis, and E. Virgil Conway. The Committee meets as necessary between regularly scheduled meetings to take such action as it may deem advisable for the efficient operation of the Company. The Committee has the authority to take all actions that could be taken by the full Board of Directors, with certain exceptions. The Executive Committee met four times during the 1998 fiscal year.

     Professional Conduct Committee. The Professional Conduct Committee consists of three non- employee directors, Donald B. Louria, M.D. (Chairman), Sally Hernandez-Pinero and Corbett A. Price. The Committee reviews any complaints about the conduct of any employee in inter-relationships with clients, advises management with respect to the medical and ethical practices of the Company and makes recommendations as to methods to ensure that the Company meets the highest standards in the delivery of its services.

     During the fiscal year ended March 31, 1998, the Board of Directors held 4 meetings. No incumbent director attended fewer than 75% of those meetings or of meetings of the committees on which he or she served.

Vote Required for Approval

     The affirmative votes of the holders of a plurality of the votes cast at the meeting by holders of shares of Common Stock and Preferred Stock, voting together as a single class, who are present in person or represented by proxy and who are entitled to vote at the Annual Meeting is required to elect each director.

  The Board of Directors Recommends a Vote For Each of the Nominated Directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are not officers of, or consultants to, the Company are entitled to a fee of $6,000 per annum plus $1,000 per annum ($2,000 per annum for the Chair) for each committee on which they serve. Messrs. Conway, Price and Landis, Dr. Louria and Ms. Hernandez-Pinero are eligible for the foregoing fees. The Company does not pay directors fees to officers or consultants for serving as directors.

     The following table sets forth all compensation earned, awarded or paid by the Company to its Chief Executive Officer for the fiscal year ended March 31, 1998. No other person who was an executive officer at any time during the fiscal year ended March 31, 1998, received salary and bonus in excess of $100,000 during or attributable to such fiscal year.


                           Summary Compensation Table

                                                                     Long Term
                                          Annual Compensation      Compensation
                                      -------------------------- ---------------

       Name and                                                      All other
  Principal Position        Year         Salary           Bonus    Compensation
----------------------  ------------- ---------------    ------- ---------------

Glenn C. Davis              FY1998        $250,000          --           --
  President and Chief       FY1997        $200,000          --           --
  Executive Officer         FY1996        $219,229          --       $1,854

Employment Agreement

     The Board of Directors of the Company has authorized the renewal of its employment agreement with Glenn C. Davis, its President and Chief Executive Officer through May 2, 2001. Under the renewed employment agreement, the Company's President and Chief Executive Officer is entitled to an annual salary at a rate of $275,000 and an additional 62,500 shares of the Company's common stock. The agreement also provides for a severance payment equal to 150% of his annual compensation, including base salary and any initial bonus ("Annual Compensation"), at the date of termination if (i) his employment is terminated by him due to a breach of the agreement by the Company, (ii) the Company fails to offer to extend his employment for additional terms of one year on the same terms; or (iii) his employment terminates due to disability. If the employment is terminated due to his death, the severance payment is equal to 50% of his Annual Compensation at the date of death. The agreement further provides that, in the event of a merger or sale of substantially all of the assets of the Company, either the successor corporation or he may elect to terminate his employment and that, if his employment is so terminated, he would be entitled to receive a severance payment equal to 300% of his Annual Compensation at the date of termination. In addition, the agreement provides that he will not compete with the Company for 18 months after a termination of his employment, except that, if such termination is by the Company for cause, the non-competition period will be for 24 months.

Stock Options

     The following tables set forth information concerning exercisable options during the fiscal year ended March 31, 1998, with respect to the Common Stock. No stock options or stock appreciation rights were granted to executive officers and no stock options or stock appreciation rights were exercised by executive officers during such year.


                          FISCAL YEAR-END OPTION VALUES



                         Number of Shares Underlying          Value of Unexercised in-the-Money
                    Unexercised Options at Fiscal Year-End      Options at Fiscal Year-End (1)
                    --------------------------------------    ----------------------------------
   Name                Exercisable        Unexercisable          Exercisable      Unexercisable
---------------     -----------------   ------------------    ----------------  ----------------

Glenn C. Davis           120,000             80,000                 $0                  $0

---------------

(1) Mr. Davis does not own any unexercised options that are, or were at fiscal year-end, in-the-money.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As of June 28, 1994, the Company entered into a Consulting Agreement with Stanley Goldstein, who is Chairman of the Board. Pursuant to such Consulting Agreement, Mr. Goldstein provides consulting services to the Company in, among other areas, capital financing, mergers and acquisitions. The Company has agreed to pay consulting fees to Mr. Goldstein in the amount of $4,000 per month and an office expense reimbursement of $1,000 per month for use of Mr. Goldstein's offices and support facilities in the performance of his consulting duties. The foregoing fees accrued but were not paid during fiscal 1998. In further consideration of Mr. Goldstein's consulting services, the Company granted to Mr. Goldstein an option to purchase 150,000 shares of Common Stock at prices ranging from $1.625 to $3.00 per share.

     In April and July, 1998, Glenn Davis, the President and Chief Executive Officer of the Company, borrowed an aggregate amount of $100,000 from the Company. Pursuant to the terms of Mr. Davis' promissory note (the "Note") in favor of the Company, interest accrues at a rate of 6% per annum and is payable quarterly. The Note is secured by shares of Company stock owned by Mr. Davis and is payable on demand after three years.

         Howard Landis, a director of the Company, is a partner of the general partner of R.F.E. Investment Partners V, L.P. ("R.E."). On July 9, 1998, R.E. purchased a convertible subordinated note (the "Convertible Subordinated Note") issued by the Company in the amount of $5 million. Mr. Lands was nominated for election to the Board pursuant to a Stockholders' Agreement, dated as of July 14, 1998, by and among the Company, R.E., Mr. Davis and Mr. Goldstein, which was entered into in connection with R.E.'s purchase of the Convertible Subordinated Note and which provides that Messrs. Davis and Goldstein will vote their shares of Common Stock as necessary to accomplish the nomination and election to the Company's Board of Directors of one nominee designated by R.E.

         Jeffrey Freed, a director of the Company, is a former officer and stockholder of Helix, which merged with the Company in April 1998 (the "Helix Merger"). In connection with the Helix Merger, Dr. Freed received shares of the Company's Common Stock in exchange for shares of Helix stock. In addition, Dr. Freed was nominated to the Board of Directors of the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of December 1, 1997 (the "Helix Merger Agreement"), by and among the Company, H.C. Acquiring Corp., Helix and certain stockholders of Healix, which provides for Dr. Freed's nomination to the Board of Directors following the consummation of the Healix Merger.

         Mary Comerford, the Chief Executive Officer of the Company, is a former officer and stockholder of Healix. Ms. Comerford received shares of the Company's Common Stock pursuant to the terms of the Healix Merger Agreement in exchange for shares of Healix stock.

     Proposal 2. ADOPTION AND APPROVAL OF THE ACCUHEALTH, INC. 1998 STOCK OPTION
                 PLAN

     The Company's Board of Directors has approved the Accuhealth, Inc. 1998 Stock Incentive Plan (the "Plan") in order to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company
(i) to offer employees of and consultants to the Company and its affiliates (as defined in the Plan) stock-based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and shareholders and (ii) to grant nonqualified stock options to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and shareholders.

     There are currently no shares available for the grant of options under the Company's 1988 Stock Option Plan (the "1988 Plan"). If outstanding options under the 1988 Plan expire prior to their exercise, the shares covered thereby would again be eligible for the issuance of options under the 1988 Plan. However, if the Plan is approved by stockholders, the Company will not issue any further options under the 1988 Plan.

     The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which may be obtained upon written request to the Company's Shareholder Services Department at the Company's principal business address.

Administration

     The Plan will be administered and interpreted by a committee or subcommittee of the Board (the "Committee") appointed from time to time by the Board, consisting of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If no Committee exists which has the authority to administer the Plan, the functions of the Committee will be exercised by the Board.

     The Committee will have the full authority to administer and interpret the Plan (except that with respect to awards to non-employee directors, the Plan (unless otherwise specified therein) will be administered by the Board), to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award, to determine whether, to what extent and under what circumstances to provide loans to participants (other than non-employee directors) in order to exercise options or to purchase awards (including shares of Common Stock), to prescribe the form or forms of instruments evidencing awards and to make all other determinations in connection with the Plan and the awards thereunder as the Committee (or the Board, in the case of non-employee directors' awards), in its sole discretion, deems necessary or desirable.

     The terms and conditions of individual awards will be set forth in written agreements which will be consistent with the terms of the Plan. Awards under the Plan may not be made on or after the tenth anniversary of the adoption of the Plan, but awards granted prior to such date may extend beyond that date.

Eligibility and Types of Awards

     All employees of, and consultants to, the Company and its affiliates (including prospective employees and consultants) are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other stock-based awards. In addition, employees of the Company and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options ("ISOs") under the Plan. Non-employee directors of the Company are eligible to receive grants of nonqualified stock options only.

Available Shares

     The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan may not exceed 2,000,000. Each outstanding unexercised stock option granted prior to the effective date of the Plan to employees of the Company, including, without limitation, stock options that were granted to employees under the 1988 Plan, whether vested or unbelted, and awards of restricted stock that were granted to the President and Chief Executive Officer of the Company will be assumed and deemed to be awards hereunder. Each award assumed will continue to be governed by the terms of the 1988 Plan and the applicable agreement in effect prior to the effective date of the Plan, except that such awards will be subject to the change in control provisions of the Plan described below.

     The maximum number of shares of Common Stock with respect to which any option, stock appreciation right, award of performance shares or award of restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to the attainment of pre-established performance goals (in accordance with Code Section 162(m)) which may be granted under the Plan during any fiscal year of the Company to any individual will be 200,000 shares per type of award. The maximum value at grant of performance units which may be granted under the Plan during any fiscal year of the Company to any individual will be $100,000. To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for such awards to such individual will automatically increase in subsequent fiscal years until used.

     The number of shares of Common Stock available for the grant of awards and the exercise price of an award may be adjusted to reflect any change in the Company's capital structure or business by reason of certain corporate transactions or events.

Awards Under the Plan

     Stock Options. The Committee may grant nonqualified stock options and ISOs to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an ISO granted to a 10% shareholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% shareholder, 110% of fair market value).

     Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Payment of the purchase price may be made: (i) in cash or by check, bank draft or money order, (ii) through a "cashless exercise" procedure whereby the recipient delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable (including, without limitation, the relinquishment of options or by payment in full or in part in the form of Common Stock owned by the participant for a period of at least 6 months (and for which the participant has good title free and clear of any liens and encumbrances)).

     Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or common stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

     Restricted Stock. The Committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a shareholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Committee may, in its sole discretion, determine at grant, that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period.

     Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time.

     If the grant of restricted stock or the lapse of the relevant restriction is based on the attainment of objective performance goals, the Committee shall establish the performance goals, formulae or standards and the applicable vesting percentage for the restricted stock award applicable to each participant while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. These performance goals shall be based on one or more of the following performance criteria (the "Performance Criteria"): (i) revenues, income before income taxes and extraordinary income, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing, (ii) after-tax or pre-tax profits, (iii) operational cash flow, (iv) level of, reduction of, or other specified objectives with regard to the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations, (v) earnings per share or earnings per share from continuing operations, (vi) return on capital employed or return on invested capital, (vii) after-tax or pre-tax return on shareholders' equity,
(viii) economic value added targets, (ix) fair market value of the shares of Common Stock, (x) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends, and (xi) reducing costs. In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under the Code, the Compensation Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

     Performance Units and Performance Shares. The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee (based on the Performance Criteria), based on a specified performance period

The Committee may also grant performance units entitling recipients to receive a value payable in cash or shares of Common Stock, as determined by the Committee, upon the attainment of performance goals established by the Committee (based on the Performance Criteria), for a specified performance cycle.

     The Committee may subject such grants of performance shares and performance units to such vesting and forfeiture conditions as it deems appropriate.

     Other Stock-Based Awards. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock and may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, restricted stock, performance shares or performance units. Subject to the provisions of the Plan, the Committee has the authority to determine the recipients to whom and the time or times at which such awards will be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock under such awards upon the completion of a specified performance period.

Change in Control

     Unless determined otherwise by the Committee at the time of grant, and except to the extent provided in the applicable award agreement, the recipient's employment agreement or other agreement approved by the Committee, upon a change in control, all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100% vested. Notwithstanding the foregoing, the Committee may decide to provide that stock options will be honored or assumed or new rights substituted therefor by a recipient's employer immediately following a change in control.

     The Committee may, in its sole discretion, provide for accelerated vesting of an award at any time. Upon a change in control of the Company, options granted to non-employee directors will be subject to the rules described below.

Non-Employee Director Stock Option Grants

     The Plan authorizes the Board or the Committee to grant nonqualified stock options to each non-employee director, as follows: (i) options to purchase up to a maximum of 15,000 shares of Common Stock may be granted to each non-employee director as of the date he or she begins service as a non-employee director on the Board, and (ii) options to purchase up to a maximum of 10,000 shares of Common Stock may be granted to each non-employee director as of the first day of the month following each annual meeting of shareholders of the Company (other than in the year he or she receives options pursuant to (i) above). The exercise price per share of such options will be determined by the Board or the Committee at the time of grant but may not be less than the fair market value of the Common Stock at the time of grant. The term of each such option will be 5 years. Options granted to non-employee directors will vest and become exercisable at the rate of 50% of the shares of Common Stock on or after each of the first two anniversaries immediately following the date of grant. All options granted to non-employee directors and not previously exercisable will become fully exercisable immediately upon a change in control.

Amendment and Termination

     Notwithstanding any other provision of the Plan, the Board or Committee may at any time, amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of New York, to the extent required under Section 162(m) of the Code, or to the extent applicable to ISOs, Section 422 of the Code, no amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued, (ii) increase the maximum individual participant share limitations for a fiscal year, (iii) change the classification of employees or consultants eligible to receive awards, (iv) decrease the minimum exercise price of any stock option or SAR, (v) extend the maximum option term, (vi) materially alter the Performance Criteria, or (vii) require shareholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code.

Miscellaneous

     Awards granted under the Plan are generally nontransferable, except that the Committee may, in its sole discretion, permit the transfer of nonqualified stock options (other than those granted to non-employee directors) at the time grant or thereafter.

     The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Certain U.S. Federal Income Tax Consequences.

     The rules concerning the Federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the Federal income tax consequences. In addition, the following discussion does not set forth any state or local tax consequences that may be applicable.

     Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and the Company will not realize an income tax deduction at either such time. If the recipient does not sell the Common Stock received pursuant to the exercise of the ISO within either
(i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company. Capital gains rates may be reduced in the case of a longer holding period.

     If the recipient disposes of the Common Stock acquired upon exercise of the ISO within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the option price, or (ii) the amount realized upon disposition over the option price. In such event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

     In addition, (i) officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special rules regarding the income tax consequences concerning their ISOs, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), (iii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and (iv) in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

     Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

     In  addition,  (i) any officers  and  directors  of the Company  subject to
Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their nonqualified stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for Federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by shareholders and is administered by a compensation committee comprised or outside directors. The Plan is intended to satisfy these requirements with respect to options.



Vote Required for Approval

     The affirmative vote of a majority of the votes cast on this proposal by the holders of shares of Common Stock and Preferred Stock, voting together as a single class, who are entitled to vote and who are present in person or represented by proxy at the Annual Meeting is required for approval of this proposal.

            The Board of Directors Recommends a Vote For Proposal 2.

     Proposal 3. RATIFICATION OF THE APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Marcum & Kliegman LLP ("Marcum & Kliegman"), which audited and reported upon the Company's financial statements for the year ended March 31, 1998, to serve as the Company's certified public accountants for the fiscal year ending March 31, 1999. In the event selection of Marcum & Kliegman is not ratified by the stockholders, the Board of Directors will reconsider its selection of such firm.

     At a meeting held on March 5, 1998, the Board of Directors of the Company approved the engagement of Marcum & Kliegman as its independent auditors for the fiscal year ending March 31, 1998 to replace the firm of Ernst & Young LLP ("E&Y").

     The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that E&Y's audit report for fiscal year 1996 was modified with regard to the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 1997, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report.

     Representatives of Marcum & Kliegman are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required for Approval

     The affirmative votes of the holders of a majority of the votes cast on this proposal by the holders of Common Stock and Preferred Stock, voting together as a single class, who are present in person or represented by proxy and who are entitled to vote at the Annual Meeting is required for approval of this proposal.

            The Board of Directors Recommends a Vote For Proposal 3.

                                 OTHER BUSINESS

     The Board of Directors does not know of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

                                VOTING PROCEDURES

     At the Annual Meeting, shareholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Annual Meeting, your shares can by voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to the Company at or before the Annual Meeting. If no instructions are specified in the proxy, the shares represented thereby will be voted for the nominees for the Board of Directors listed in this Proxy Statement and in favor of each proposal set forth herein with respect to matters other than election of directors. If any other matters shall properly come before the

Meeting, the enclosed proxy will be voted in accordance with the best judgment of the persons voting such proxy.

     Any proxy may be revoked at any time prior to it being voted by delivering to the Company a written revocation to the Company to the attention of the Inspector of Election, by properly executing and delivering to the Company a later-dated proxy, or by attending the Annual Meeting, requesting the return of the proxy and voting in person.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1), which is by plurality vote, but abstentions will, in effect, be votes against the approval of the proposed 1998 Stock Option Plan (Proposal 2) and the ratification of the selection of independent public accountants (Proposal 3), as these items require the affirmative vote of the shares present and eligible to vote on such matters.

                SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Shareholder proposals intended to be presented at the Company's 1999 annual meeting of stockholders must be received by the Company for inclusion in its proxy statement and form of proxy no later than June 15, 1999. A stockholder who intends to submit a proposal for the Company's next annual meeting that the stockholder does not intend to request be included in the Company's proxy materials in accordance with Securities and Exchange Commission rules must give notice to the Company prior to August 28, 1998. If the stockholder does not provide the Company with timely notice of such a proposal, the persons designated as management proxies on the Company's proxy card may exercise their discretionary authority to vote on that proposal. If the stockholder does provide the Company with timely notice of such a proposal, depending upon the circumstances, management's proxies may not be able to exercise their discretionary authority to vote on the proposal.


                                            By Order of the Board of Directors


                                            /s/Prisco J. DeMercurio
                                            -----------------------
                                               Prisco J. DeMercurio
                                               Secretary

October 13, 1998

                                ACCUHEALTH, INC.

                            1998 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----


ARTICLE I       PURPOSE.......................................................1

ARTICLE II      DEFINITIONS...................................................1

ARTICLE III     ADMINISTRATION................................................7

ARTICLE IV      SHARE AND OTHER LIMITATIONS..................................10

ARTICLE V       ELIGIBILITY..................................................13

ARTICLE VI      STOCK OPTIONS................................................14

ARTICLE VII     STOCK APPRECIATION RIGHTS....................................16

ARTICLE VIII    RESTRICTED STOCK.............................................19

ARTICLE IX      PERFORMANCE SHARES...........................................21

ARTICLE X       PERFORMANCE UNITS............................................23

ARTICLE XI      OTHER STOCK-BASED AWARDS.....................................25

ARTICLE XII     NON-TRANSFERABILITY AND TERMINATION OF
                EMPLOYMENT/CONSULTANCY.......................................26

ARTICLE XIII    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS....................28

ARTICLE XIV     CHANGE IN CONTROL PROVISIONS.................................31

ARTICLE XV      TERMINATION OR AMENDMENT OF PLAN.............................33

ARTICLE XVI     UNFUNDED PLAN................................................34

ARTICLE XVII    GENERAL PROVISIONS...........................................35

ARTICLE XVIII   EFFECTIVE DATE OF PLAN.......................................38

ARTICLE XIX     TERM OF PLAN.................................................38

EXHIBIT A       PERFORMANCE CRITERIA........................................A-1

                                ACCUHEALTH, INC.

                           --------------------------

                           1998 STOCK INCENTIVE PLAN

                           --------------------------



                                   ARTICLE I

                                    PURPOSE


The purpose of this Accuhealth, Inc. 1998 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company (i) to offer employees of and Consultants to the Company and its Affiliates stock-based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders, and (ii) to make equity based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's shareholders.


                                   ARTICLE II

                                  DEFINITIONS


     For purposes of this Plan, the following terms shall have the following meanings:

          2.1 "Acquisition Event" has the meaning set forth in Section 4.2(d).

          2.2 "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

          2.3 "Award"  means any award under this Plan of any: (i) Stock Option;
     (ii) Stock Appreciation Right; (iii) Restricted Stock; (iv) Performance Share; (v) Performance Unit; or (vi) Other Stock-Based Award.

          2.4 "Board" means the Board of Directors of the Company.

          2.5 "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement that does not define "cause" (or words of like import)), termination due to a Participant's fraud, dishonesty, negligence or engaging in competition or solicitations in competition with the Company or any Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable New York law.

          2.6 "Change in Control" has the meaning set forth in Article XIV.

          2.7 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

          2.8 "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (b) with respect to the application of this Plan to Non-Employee Directors, unless specifically provided otherwise herein, the Board.

          2.9 "Common Stock" means the common stock, $.01 par value per share, of the Company.

          2.10 "Company" means Accuhealth, Inc., a New York corporation, and its successors by merger, consolidation or otherwise.

          2.11 "Consultant" means any advisor or consultant to the Company or its Affiliates.

          2.12 "Disability" means, with respect to an Eligible Employee, Consultant or Non-Employee Director, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          2.13 "Effective Date" means the effective date of this Plan as defined in Article XVIII.

          2.14 "Eligible Employee" means each employee of the Company or an Affiliate.

          2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

          2.16 "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or
     (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if no trades have been made or if no quotes are available for such day, its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the conversion of a Performance Unit to shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.1. For purposes of the exercise of any Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

          2.17 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          2.18 "Limited Stock Appreciation Right" means an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 7.5 of this Plan.

          2.19 "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of (i) any entity which, directly or indirectly, beneficially owns or controls 5% or more of the combined voting power of the then outstanding voting securities of the Company (or any Subsidiary) entitled to vote generally in the election of directors of the Company (or, if applicable, the Subsidiary) or (ii) any entity controlling, controlled by or under common control (within the meaning of Rule 405 of the Securities Act) with any such entity.

          2.20 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

          2.21 "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

          2.22 "Other Stock-Based Award" means an Award of Common Stock and other Awards made pursuant to Article XI that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.

          2.23 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

          2.24 "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article XIII.

          2.25 "Performance Criteria" has the meaning set forth in Exhibit A.

          2.26 "Performance Cycle" has the meaning set forth in Section 10.1.

          2.27  "Performance   Goal"  means  the  objective   performance  goals
     established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

          2.28 "Performance Period" has the meaning set forth in Section 9.1.

          2.29 "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of the Performance Period or thereafter.

          2.30 "Performance Unit" means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock (or a combination of both) as determined by the Committee in its sole discretion, at the end of a specified Performance Cycle or thereafter.

          2.31 "Plan" means this Accuhealth, Inc. 1998 Stock Incentive Plan, as amended from time to time.

          2.32  "Reference  Stock  Option"  has the meaning set forth in Section
     7.1.

          2.33 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

          2.34 "Restriction Period" has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.

          2.35 "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participants. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

          2.36 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

          2.37   "Section   162(m)  of  the  Code"  means  the   exception   for
     performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

          2.38 "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

          2.39 "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Article VII.

          2.40 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI or to Non- Employee Directors under Article XIII.

          2.41 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

          2.42 "Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of:
     (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          2.43 "Ten Percent Shareholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

          2.44 "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate.

          2.45   "Termination  of  Directorship"   means,   with  respect  to  a
     Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

          2.46 "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate.

          2.47 "Transfer" means  anticipate,  alienate,  attach,  sell,  assign,
     pledge,   encumber,   charge,   hypothecate   or  otherwise   transfer  and
     "Transferred" has a correlative meaning.

                                   ARTICLE III

                                 ADMINISTRATION


          3.1 The Committee. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

          3.2 Grants of Awards. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan:
     (i) Stock Options; (ii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Shares;
     (v) Performance Units; and (vi) Other Stock-Based Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:

               (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

               (b) to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

               (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

               (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

               (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, Section 13.4(d);

               (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan or to purchase Awards under this Plan (including shares of Common Stock);

               (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

               (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

               (i) to modify, extend or renew an Award, subject to Article XV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

               (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

          3.3 Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines  and  practices  governing  this  Plan  and  perform  all  acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such countries. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

          3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connectin with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

          3.5 Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

          3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

          3.7 Designation of Consultants/Liability.

                    (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

                    (b) The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer, employee of the Company and member or former member of the Committee shall be indemnified and held harmless by the

               Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, employee's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees directors or members or former officers, employees, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.


                                   ARTICLE IV

                           SHARE AND OTHER LIMITATIONS


               4.1 Shares.

                    (a) General  Limitation.  The aggregate  number of shares of
               Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed 2,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Awards. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option (including any stock option assumed pursuant to Section 4.4) or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock (including any shares of restricted stock assumed pursuant to Section 4.4), Performance Shares or Performance Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock, Performance Shares or Performance Units shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under thisPlan. In determining the number of shares of Common Stock available for Awards other han Awards of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Awards under this Plan.

                    (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 200,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.

                         (ii) There are no annual  individual  Eligible Employee
               or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction
               Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

                         (iii) The maximum value at grant of  Performance  Units
               which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $100,000. Each Performance Unit shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 10.1.

                         (iv) The individual  Participant  limitations set forth
               in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

               4.2 Changes.

                    (a) The  existence  of this  Plan  and  the  Awards  granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

                    (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                    (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                    (d) In the event of a merger or  consolidation  in which the
               Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

               If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

               4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

               4.4 Assumption of Awards. All outstanding stock options granted prior to the Effective Date to employees of the Company, including, without limitation, stock options that were granted to employees under the Amended and Restated 1988 Stock Option Plan of Accuhealth, Inc., and awards of restricted stock that were granted to the President and Chief Executive Officer of the Company will be assumed and deemed to be awards hereunder. Notwithstanding the foregoing, awards assumed pursuant to this Section 4.4 shall continue to be governed by the terms of the applicable agreement in effect prior to the Effective Date, except that such awards will be subject to the Change in Control provisions of Article 14 hereof.


                                    ARTICLE V

                                   ELIGIBILITY


               5.1 General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance

          Shares, Performance Units and Other Stock-Based Awards under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

               5.2 Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.

               5.3 Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options in accordance with
          Article XIII of the Plan.


                                   ARTICLE VI

                                  STOCK OPTIONS


               6.1 Stock Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.

               6.2 Grants.  The  Committee  shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option
          (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate NonQualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

               6.3 Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                    (a) Exercise  Price.  The exercise price per share of Common
               Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock.

                    (b) Stock Option  Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed 5 years.

                    (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                    (d)  Method of  Exercise.  Subject to  whatever  installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                    (e) Incentive Stock Option  Limitations.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a NonQualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

                    (f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

                    (g) Other Terms and  Conditions.  Stock  Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.


                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS


               7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-

          Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

               7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including
          Article XII and the following:

                    (a) Term. A Tandem Stock  Appreciation  Right or  applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

                    (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

                    (c) Method of Exercise.  A Tandem Stock  Appreciation  Right
               may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

                    (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option, multiplied by the number of shares in respect of which the Tandem Stock Appreciation shall have been exercised, with the Committee having right to determine the form of payment.

                    (e) Deemed  Exercise of  Reference  Stock  Option.  Upon the
               exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

               7.3  Non-Tandem  Stock  Appreciation  Rights.   Non-Tandem  Stock
          Appreciation Rights may also be granted without reference to any Stock Option granted under this Plan.

               7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non- Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including
          Article XII and the following:

                    (a) Term.  The term of each  Non-Tandem  Stock  Appreciation
               Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

                    (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

                    (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time and from time to time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

                    (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

               7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in
          Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights, as applicable.


                                  ARTICLE VIII

                                RESTRICTED STOCK


               8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

               8.2 Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Restricted Stock Award agreement evidencing the Award and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                    (a) Purchase Price.  The purchase price of Restricted  Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

                    (b) Acceptance.  Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                    (c) Legend. Each Participant  receiving shares of Restricted
               Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                    "The anticipation,  alienation,  attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Accuhealth, Inc. (the "Company") 1998 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated . Copies of such Plan and Agreement are on file at the principal office of the Company."

                    (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

               8.3 Restrictions and Conditions on Restricted Stock Awards. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:

                    (a) Restriction Period; Vesting and Acceleration of Vesting.
               (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to
               Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                         (ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance

               Goals and the  applicable  vesting  percentage of the  Restricted
               Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate
               Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

                    (b) Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

                    (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.


                                   ARTICLE IX

                               PERFORMANCE SHARES

               9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

               Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below or such other non-performance based factors or criteria as the Committee may determine in its sole discretion.

               9.2 Terms and Conditions. A Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with the following terms and conditions:

                    (a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to
               Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

                    (b) Payment.  Following  the  Committee's  determination  in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such Participant's earned Performance Share Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion and in accordance with Section 162(m) of the Code, award an amount less than the earned Performance Share
               Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.

                    (c) Objective Performance Goals, Formulae or Standards.  The
               Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

                    (d) Dividends and Other Distributions. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from the last day of the first year of the Performance Period until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Period until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.


                                    ARTICLE X

                                PERFORMANCE UNITS


               10.1 Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees to whom and the time or times at which such Performance Units shall be awarded, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in
          Section 10.2.

               Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted for purposes of calculating growth in value to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Company for the fiscal year of the Company immediately preceding the fiscal year of the commencement of the relevant Performance Cycle, provided that the Committee may provide that the minimum price for such conversion shall be the Fair Market Value on the date of grant.

               Each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to
          Section 10.2(a) or such other non-performance based factors or criteria as the

          Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.2(e) to the extent any portion of the Performance Unit Award is earned.

               10.2 Terms and Conditions. The Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:

                    (a)  Performance  Goals.  The Committee  shall establish the objective Performance Goals for the earnings of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under
               Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate
               Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

                    (b) Vesting. At the expiration of the Performance Cycle, the
               Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                    (c) Payment.  Subject to the  applicable  provisions  of the
               Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or shares of Common Stock (as the Committee may determine in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) shall be delivered to the Participant in payment of the vested Performance Units covered by the Performance Unit Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Unit Award and/or subject the payment of all or part of any Performance Unit Award to additional vesting and forfeiture conditions as it deems appropriate.

                    (d) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.

                    (e) Dividends and Other Distributions. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from the last day of the first year of the Performance Cycle until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Cycle until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Treasury rate on the first day of each applicable fiscal year.


                                   ARTICLE XI

                            OTHER STOCK-BASED AWARDS


               11.1 Other Awards. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

               Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

               11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

                    (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                    (b) Dividends.  Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this
               Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

                    (c) Vesting.  Any Award under this Article XI and any Common
               Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

                    (d) Waiver of  Limitation.  The  Committee  may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

                    (e) Price.  Common Stock or Other Stock-Based  Awards issued on a bonus basis under this Article XI may be issued for no cash consideration to the extent permitted by law; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.


                                   ARTICLE XII

                     NON-TRANSFERABILITY AND TERMINATION OF
                             EMPLOYMENT/CONSULTANCY


               12.1 Non-Transferability. No Stock Option, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VIII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to
          Article VI (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not transferable pursuant to this Article XII is transferable in whole or part and in such
          circumstances,   and  under  such  conditions,  as  specified  by  the
          Committee.

               12.2 Termination of Employment or Termination of Consultancy. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

                    (a) Rules Applicable to Stock Options and Stock Appreciation
               Rights. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                         (i)  Termination  by  Reason of  Death,  Disability  or
               Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, Disability or Retirement, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights; provided, however, that, in the case of Retirement or Disability, if the Participant dies within such exercise period, all unexercised Stock Options and Non-Tandem Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and Non-Tandem Stock Appreciation Rights.

                         (ii)  Involuntary   Termination  Without  Cause.  If  a
               Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights.

                         (iii) Voluntary Termination. If a Participant's Termination of Employment or Termination of Consultancy is voluntary (other than a voluntary termination described in
               Section 12.2(a)(iv)(B) below), all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 30 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights.

                         (iv) Termination for Cause. If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.

                    (b) Rules  Applicable  to Restricted  Stock.  Subject to the
               applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                    (c) Rules  Applicable to Performance  Shares and Performance
               Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                    (d) Rules Applicable to Other Stock-Based Awards. Subject to
               the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.


                                  ARTICLE XIII

                    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

               13.1 Stock Options. The terms of this Article XIII shall apply only to Stock Options granted to Non-Employee Directors.

               13.2 Grants. The Board or the Committee shall have the authority to grant Stock Options to each Non-Employee Director in accordance with the following provisions:

                    (a) Stock  Options  to  purchase  up to a maximum  of 15,000 shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board; and

                    (b) In addition  to Stock  Options  granted  pursuant to (a)
               above, Stock Options to purchase up to a maximum of 10,000 shares of Common Stock as of the first day of the month following the annual meeting of the shareholders of the Company, provided he or she has not, as of such day, experienced a Termination of Directorship, other than in the year the Non-Employee Director receives a grant of Stock Options pursuant to (a) above.

               13.3 Non-Qualified Stock Options. Stock Options granted under this Article XIII shall be Non-Qualified Stock Options.

               13.4 Terms of Stock  Options.  Stock  Options  granted under this
          Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board or the Committee shall deem desirable:

                    (a) Stock Option Price.  The Stock Option price per share of
               Common Stock purchasable under a Stock Option shall be determined by the Board or the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant.

                    (b) Stock Option  Term.  The term of each Stock Option shall be 5 years.

                    (c) Exercisability. Except as otherwise provided herein, 50%
               of any Stock Option granted under this Article XIII shall be exercisable on and after each of the first two anniversaries immediately following the date of grant.

                    (d) Method of Exercise.  Subject to whatever  waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

                    (e) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent).

               13.5 Termination of Directorship. The following rules apply with regard to Stock Options upon the Termination of Directorship:

                    (a) Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director. Except as otherwise provided herein, upon the Termination of Directorship by reason of death, Disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of two years from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

                    (b)  Cancellation  of  Options.  Except as  provided  in (a)
               above, no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. If a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.

               13.6 Acceleration of Exercisability. All Stock Options granted to Non-Employee Directors and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined herein). For this purpose, a "Change in Control" shall have the meaning set forth in Section 14.2.

               13.7 Changes.

                    (a) The Awards to a  Non-Employee  Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 13.7, but shall not be subject to Section 4.2(d).

                    (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.


                                   ARTICLE XIV

                          CHANGE IN CONTROL PROVISIONS


               14.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award and except as provided in Section 13.6 of this Plan with regard to Non-Employee Directors, the Participant shall be entitled to the following benefits:

                    (a) Except to the extent  provided in the  applicable  Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Awards granted and not previously exercisable shall become exercisable upon a Change in Control, (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control, and (iii) the conditions required for vesting of any unvested Performance Units and/or Performance Shares shall be deemed to be satisfied upon a Change in Control.

                    (b) The Committee,  in its sole discretion,  may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

                    (c) Notwithstanding anything to the contrary herein, the Committee may decide to provide that Stock Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control. In the event of any such assumption or substitution, any such Alternative Option must meet the following criteria:

                         (i) the Alternative Option must be based on stock which
                    is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

                         (ii)  the   Alternative   Option  must   provide   such
                    Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

                         (iii) the  Alternative  Option must have economic value
                    substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control).

                    For  purposes of  Incentive  Stock  Options,  any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation ss. 1.425-1 (and any amendments thereto).

                    (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

               14.2 Change in Control. A "Change in Control" shall mean the occurrence of any of the following:

                    (a) any sale,  transfer or other  conveyance  (other than to the Company or a wholly owned Subsidiary), whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after such transaction, any "person" or "group" becomes the "beneficial owner," directly or indirectly, of more than forty percent (40%) of the total voting power entitled to vote in the election of directors, managers, or trustees of the transferee;

                    (b) any  "person" or "group" is or becomes  the  "beneficial owner," directly or indirectly, of more than forty percent (40%) of the total voting power of the voting stock then outstanding;

                    (c) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination of election by the shareholders of the Company was approved by a vote of a majority of the directors then still in the office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board then in office; or

                    (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets other than such a sale to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

               For purposes of this Section 14.2, (i) the terms "person" and "group" shall have the meanings used for purposes of Rules 13d and 13d-5 of the Exchange Act, whether or not applicable; (ii) the term "beneficial owner" shall have the meaning used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events; and (iii) the term "voting stock" means Common Stock having generally the right to vote in the election of majority of the directors of the Company.

                                   ARTICLE XV

                        TERMINATION OR AMENDMENT OF PLAN


     Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of New York, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock, Performance Units or Performance Shares as set forth in Exhibit A; or (vii) require shareholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of New York to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   ARTICLE XVI

                                  UNFUNDED PLAN


               16.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                  ARTICLE XVII

                               GENERAL PROVISIONS


               17.1 Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

               All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange
          Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               17.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

               17.3 No Right to Employment/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant is retained to terminate his employment or Consultancy at any time.

               17.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under
          Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

               Any such withholding obligation with regard to any Participant may be satisfied, subject to the prior approval of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

               17.5 Listing and Other Conditions.

                    (a) As long as the  Common  Stock is  listed  on a  national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

                    (b) If at any time  counsel to the  Company  shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

                    (c) Upon  termination of any period of suspension under this
               Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

               17.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

               17.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

               17.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

               17.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

               17.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

               17.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person's duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

               17.12 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common

          Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
          Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

               17.13 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

               17.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.


                                  ARTICLE XVIII

                             EFFECTIVE DATE OF PLAN


     The Plan shall be effective upon adoption by the Board, subject to shareholder approval of this Plan by the shareholders of the Company in accordance with the requirements of the laws of the State of New York and any applicable exchange requirements.


                                   ARTICLE XIX

                                  TERM OF PLAN


     No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of shareholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                    EXHIBIT A

                              PERFORMANCE CRITERIA

          Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units and/or Performance Shares shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

     In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

                                                          ACCUHEALTH, INC.

                                                       1575 BRONX RIVER AVENUE
                                                        BRONX, NEW YORK 10460

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Stanley Goldstein and Glenn C. Davis and each of them as Proxies, each with the power to appoint his  substitute  and hereby  authorizes  them to  represent  and to vote,  as  designated  below,  all the shares of common stock of
Accuhealth,  Inc.  held of record by the  undersigned  on September 30, 1998, at the annual  meeting of  shareholders  to be held on
October 22, 1998 or any adjournment thereof.

    1.       ELECTION OF DIRECTORS      FOR all nominees listed below for the term indicated        WITHHOLD AUTHORITY
                                        (except as marked to the contrary below) [ ]                to vote for all nominees
                                                                                                    listed below [ ]

             Terms will expire at the 2001 Annual Meeting:  Stanley Goldstein, Jeffrey Freed, Howard Landis

             INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH OR STRIKE OUT THAT NOMINEE'S
             NAME.

     2.      PROPOSAL TO APPROVE THE ACCUHEALTH, INC. 1998 STOCK PLAN

                           [ ]      FOR              [ ]      AGAINST           [ ]     ABSTAIN

     3.      PROPOSAL TO RATIFY THE SELECTION OF MARCUM & KLEIGMAN LLP as the independent public accountants of the corporation

                           [ ]      FOR              [ ]      AGAINST           [ ]     ABSTAIN


                                                                              (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for election of the Nominees for Director and for Proposals 1, 2 and 3.

                                                 Dated:__________________ , 1998

                                                 _______________________________
                                                            Signature

                                                 _______________________________
                                                      Signature, if held jointly

                                                 Please  sign  exactly  as  name
                                                 appears.  When  shares are held
                                                 by joint  tenants,  both should
                                                 sign. When signing as attorney,
                                                 please give full title as such.
                                                 If a  corporation,  please sign
                                                 in  full   corporate   name  by
                                                 President  or other  authorized
                                                 officer.   If  a   partnership,
                                                 please sign in partnership name
                                                 by authorized person.

                                                 INDICATE  CHANGE OF  ADDRESS ON
                                                 ATTACHED LABEL.

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSING ENVELOPE.